AMENDMENT NO. 2 TO
                   THE ATMOS ENERGY CORPORATION
               SUPPLEMENTAL EXECUTIVE BENEFITS PLAN
                (Restated as of November 11, 1992)


     WHEREAS, effective October 1, 1987, ATMOS ENERGY CORPORATION

(the   "Employer")   adopted   THE   ATMOS   ENERGY   CORPORATION

SUPPLEMENTAL EXECUTIVE BENEFITS PLAN (the "Plan"); and

     WHEREAS, the Employer restated  the Plan in its  entirety as of November  11,  1992  and  subsequently  amended  the  Plan  by

Amendment No. 1 dated November 8, 1995; and

     WHEREAS, pursuant  to Section 9.1 of the  Plan, the Employer desires to amend the Plan as hereinafter set forth;

     NOW,  THEREFORE, the Plan shall be,  and hereby is, amended,

effective  as  of the  date this  Amendment  is executed,  in the following respects:

     1.   The second paragraph  of Section 9.1  of the Plan shall

be,  and hereby  is, amended  by changing  all references  to the numeral "20" therein to be and read "10."

     2.   Paragraph a  of Exhibit  A-1 shall be,  and hereby  is,

amended and revised to read in its entirety as follows:

     "(a) One-twelfth (1/12th) of an amount equal to ninety percent (90%) of Compensation with respect to C.K. Vaughan and seventy-five percent (75%) of Compensation with respect to all other Participants; provided, however, that if the Participant has fewer than ten
     (10) years of vesting service under the Pension Plan, the above amount shall be reduced by one-tenth (1/10th) for each year by which his vesting service is fewer than ten (10)."

     3.  Paragraph 1(a) of  Exhibit C-1 shall be, and hereby  is,

amended by changing all references to the numeral "20" therein to be and read "10."





     IN WITNESS WHEREOF, the Employer has executed this Amendment

No.  2 to  The  Atmos Energy  Corporation Supplemental  Executive

Benefits Plan  this 8th day  of May, 1996  to be effective  as of this date.

                                ATMOS ENERGY CORPORATION

                                By: /s/Robert F. Stephens
                                   ____________________________
                                   Robert F. Stephens
                                   President and Chief Operating
                                      Officer






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